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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):  June 25, 1998



                            QUARTERDECK CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-19207              95-4320650
(State or Other Jurisdiction of       (Commission         (I.R.S. Employer
Incorporation or Organization)        File Number)       Identification No.)



        13160 MINDANAO WAY
     MARINA DEL REY, CALIFORNIA                            90292
(Address of Principal Executive Offices)                 (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 309-3700



                                      NONE
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.


     On June 24, 1998, Quarterdeck Corporation announced cost reductions in response to weak quarterly sales. A copy of the press release dated June 24, 1998 with respect to reducing costs is filed herewith as Exhibit 99.1.



     The following is filed as an exhibit to this Current Report on Form 8-K:

     99.1   Press Release dated June 24, 1998
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



Dated: June 25, 1998              QUARTERDECK CORPORATION


                                  By: /s/ Frank R. Greico
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                                     Frank R. Greico
                                     Senior Vice President and
                                     Chief Financial Officer